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                                                                   EXHIBIT 10.01



                                  OFFICE LEASE

THIS LEASE is made on the 28 day of March, 2000 by and between DLC Redwood City, a California limited partnership (hereinafter called "Landlord"), NIKU, Inc. a Delaware corporation (hereinafter called "Tenant").

        IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. Premises. Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions herein set forth, those certain premises (the "Premises") situated at 350 Convention Way which includes a 3 story Class "A" mid-rise office building of approximately 75,945 rentable square feet ("Building") and a 4 level parking garage (the Building and parking garage together "Complex") in the City of Redwood City, County of San Mateo, California, as outlined in Exhibit A, attached hereto and incorporated herein by this reference, and described as follows:

        Approximately seventy five thousand nine hundred forty-five (75,945) rentable square feet on the first, second and third floors of the complex (i.e.: 100% of the Building).

2. Term. The term of this Lease shall commence on the date ("Commencement Date") which is the date that the Improvements are Substantially Completed, as these terms are hereinafter defined in Paragraph 6 and Exhibit C of this Lease which is attached hereto and made part hereof.

        Landlord shall send to Tenant a notification, in the form attached hereto as Exhibit B and incorporated herein by this reference, stating the Commencement Date, when it is ascertained.

        The term of the Lease shall end fifteen (15) years from the Commencement Date (the "Term"), unless sooner terminated pursuant to any provision hereof. Should the Lease not commence on the first (1st) day of the month, the Lease shall nonetheless terminate on the last day of the month, which is fifteen (15) years after the Commencement Date of the Term as provided herein.

3. Rent. All sums payable to Landlord under this Lease, including but not limited to the sums set forth in this Paragraph 3, are deemed "Rent" for the Premises. All Rent shall be paid without deduction or offset, prior notice, abatement or demand, except as herein provided, to Landlord, c/o Dewey Land Company, 999 Baker Way, Suite 300 San Mateo, CA 94404
        Attention: Accounting, or at such other place as may be designated from time to time by Landlord.

        A. Basic Rent. Tenant shall pay to Landlord, as basic rent ("Basic Rent") for the Premises the amount ("Basic Rent") for the initial year of the Lease Term of Four Hundred Thirty Two Thousand Eight Hundred Eighty-Six and 50/100ths Dollars ($432,886.50) ($5.70 per rentable square foot) per month in lawful money of the United States of America, subject to adjustment as provided in subparagraph 3.B, below.

                Basic Rent for the first month of the Term of this Lease shall be paid, in advance, on the execution hereof. Basic Rent shall, beginning with second month of the Term of this Lease, be due and payable in advance on the first day of such month and on the first (1st) day of each succeeding calendar month until the end of the term. Rent for any period during the Term hereof which is for less than one (1) full month shall be a pro rata portion of the monthly Rent payment.

                Tenant acknowledges that late payment by Tenant to Landlord of Basic Rent or any other payment due Landlord will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent or other payment due from Tenant is not received by Landlord within three (3) days following the date it is due and payable, Tenant shall pay to Landlord, in addition to the Rent due, and in addition to interest thereon as provided in Paragraph 14, an additional sum of ten percent (10%) of the overdue amount as a late charge. The parties agree that this late charge and interest represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.



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        B.      Basic Rent Increase. The Basic Rent shall be subject to
                adjustment as of the first day of the thirteenth month of the Term if the Term commenced on the first day of a calendar month, or the month in which the first anniversary of the Commencement Date occurs otherwise and annually thereafter each year ("Adjustment Date") as follows:

                The base for computing the adjustment is the Consumer Price Index, All Urban Consumers, San Francisco-Oakland-San Jose Metropolitan Area average (1982-1984=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published most immediately preceding a date one (1) year prior to the Adjustment Date ("Beginning Index"). The Index published most immediately preceding the Adjustment Date in question ("Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the Beginning Index, the Basic Rent for the following year (until the next Basic Rent adjustment) shall be set by multiplying the monthly Basic Rent applicable for the period immediately preceding the Adjustment Date by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no event shall the increase in Basic Rent on any Adjustment Date be less than three percent (3%) per year nor greater than six percent (6%) per year. In no event shall any delay by Landlord in notifying Tenant of the adjustment of Base Rent relieve Tenant of paying the adjusted Base Rent for any period prior to the date of notice from Landlord.

                If the Index is changed so that the base year differs from that in effect when the Term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

        C. Additional Rent; Operating Expenses and Taxes. The parties acknowledge and agree that it is their intent to enter into an "absolute net" lease whereby the Basic Rent is net to Landlord of all expenses. Therefore, all expenses of maintenance, capital repair/replacement and operation of the Premises and Complex are to be paid and/or reimbursed by Tenant as Additional Rent as described in this Lease. For purposes of implementing this intention, the parties agree to the following:

                (1) In addition to the Basic Rent, Tenant shall pay to Landlord, as Additional Rent, Tenant's pro-rata share of the Operating Expenses and Taxes as defined herein (hereinafter "OPT"). Concurrently with each installment of Basic Rent, Tenant shall pay one-twelfth (1/12) of the Landlord's current estimate of OPT for the current year. For the calendar year 2001 the monthly installment of OPT is estimated to be $0.75 per rentable square foot, per month, for a monthly sum Fifty Six Thousand Nine Hundred Fifty Eight and 75/100ths Dollars ($56,958.75) payable by Tenant hereunder. Landlord does not guarantee this estimate.

                (2) Tenant's proportionate share of Operating Expenses and Taxes is agreed to be one hundred percent (100%). Notwithstanding anything in this Lease to the contrary, Landlord shall calculate Tenant's proportionate share of the OPT (for purposes of both estimated and actual calculations) as if the Building and Complex were fully occupied regardless of the actual occupancy rate. If any modifications are made to the Complex or the Building which change Tenant's percentage of the rentable area of the Building or the Complex, then Tenant's proportionate share shall be adjusted.

                (3) For purposes of this Lease, "Operating Expenses" shall mean all direct costs of operating, maintaining and managing the Building, Complex and the Premises (including parking areas and parking garage) including, but not limited to, all reasonable charges paid or expenses incurred by Landlord for: repairs; maintenance; utilities; water; capital improvements required to meet the mandates of government regulations; exterior cleaning and janitorial services; security services; modifications or additional capital improvements or replacement of existing building systems and equipment to reduce the Operating Expenses; replacement of Complex systems or components or Building sewer equipment existing as of the Commencement Date when required because of normal wear and tear regardless of whether such items are capitalized or expensed; maintenance, repair and replacement of landscaping, parking lot, glazing, plumbing systems, electrical systems, security systems, heating and air conditioning systems, energy management systems, automatic fire extinguishing systems, sculpture operating system, roofs, down spouts, elevator equipment and controls, Building exterior and interiors, ceilings, and Building exterior doors and


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                        common area doors regardless of whether such items are
                        capitalized or expensed; rubbish removal or recycling; property and liability insurance (including deductibles); licenses, permits and inspections including but not limited to business license or similar taxes on rentals received; costs of supplies, tools and equipment used in the repair or maintenance of the Building, Complex and Premises; reasonable administrative and property management fees equal to four percent (4%) of Rent, and legal and accounting expenses; amortization (together with interest at the Interest Rate as defined in Paragraph 14 per annum on the unamortized balance) on machinery and equipment used to maintain the Complex, the Building, the parking areas or the Premises; amortization (together with interest at the Interest Rate per annum on the unamortized balance) on other personal property used by Landlord in the Building; and the reasonable cost of reasonably contesting the validity or applicability of any government enactments that may affect Operating Expenses.

                (4) "Taxes" shall mean all Real Property Taxes as hereafter defined in Paragraph 7, but excluding all other taxes which are paid by Landlord and which are to be reimbursed by Tenant under this Lease.

Notwithstanding to the contrary of this Lease, OPT does not include the following: (i) repairs, restoration or other work occasioned by condemnation, or by fire, wind the elements or other casualty to the extent of any net insurance proceeds received by Landlord under any insurance policy maintained by Landlord covering the Building or Complex or any portion thereof (subject to landlord's obligation to diligently and reasonably attempt to recover all proceeds and awards available to cover such costs); (ii) any ground lease payments or any interest or principal payments on any mortgage or other indebtedness of Landlord, and points, commissions and legal fees associated with financing covering the Building or the Complex; (iii) compensation paid to any employee of Landlord other than maintenance and property management personnel below the level of project manager, directly associated with the operation and maintenance of the Building or Complex (it being agreed that the salaries of such management personnel are covered by the management fee); (iv) any depreciation allowance or expense; (v) repairs, alterations, additions, improvements or replacements made to rectify or correct any non-compliance with any requirements of any governmental authority as of the date of delivery of the Premises to Tenant;
(vi) damage and repairs necessitated by the gross negligence or willful misconduct of Landlord or any of Landlord's Agents; (vii) Landlord's general overhead expenses in excess of the property management fee; (viii) legal fees, accountants' fees and other expenses incurred in connection with the defense of Landlord's title to or Landlord's or Tenant's interest in the Complex or any part thereof; (ix) charitable or political contributions of Landlord; (x) any cost or expense related to the testing for, removal, transportation or storage of Hazardous Materials (as defined below) from the Premises or Complex unless such cost or expense arises due to the existence of Hazardous Materials arising from the actions or inactions of Tenant or its Agents; (xi) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations, to the extent not caused by Tenant's default; (xii) any environmental assessments, charges or liens arising in connection with the remediation of Hazardous Materials from the building or Complex unless such cost or expense arises due to the existence of Hazardous Materials arising from the actions or inactions of Tenant or its Agents; and (xiii) cost to rebuild the Complex due to an uninsured casualty.

Tenant shall pay its pro rata share of OPT as Additional Rent throughout the Term of this Lease. From the Commencement Date, Tenant shall pay the amount estimated by Landlord and set forth above in clause (1). Thereafter, prior to the commencement of each calendar year during the Term of the Lease or within a reasonable period thereafter, Landlord shall estimate Tenant's pro rata share of such OPT for the following calendar year and Landlord shall notify Tenant of such estimate in writing. Commencing on the first day of the next month for which Landlord has notified Tenant of the revised estimated OPT, and on the first day of every month thereafter, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/12th) of Tenant's estimated pro rata share of the yearly OPT. If Landlord fails to furnish an estimate prior to the beginning of any calendar year, the prior year's estimate of OPT shall remain in effect until a revised estimate is made by Landlord. Within ninety (90) days after the end of each calendar year for which Tenant has made estimated payments (the "Reconciliation Date"), Landlord shall furnish Tenant a statement with respect to such year, showing actual OPT charges for the past calendar year and the total payments made by Tenant on the basis of Landlord's estimate. If Tenant's actual pro rata share of the OPT exceeds the payments made by Tenant based on Landlord's estimate, Tenant shall pay the deficiency to Landlord within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments by Tenant based on Landlord's estimate exceed Tenant's actual pro rata share of the OPT, Tenant's excess payment shall be credited toward future payments by Tenant of Basic Rent and/or Additional Rent or refunded to Tenant within ten (10) days of Landlord's statement to Tenant if no future Basic Rent or Additional Rent is to become due. Landlord's failure to provide its estimate of OPT prior to the commencement of any year or its failure to



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        provide a reconciliation by the Reconciliation Date shall not be deemed a waiver of Landlord's right to issue an increased estimate of OPT or to collect an underpayment of OPT.

        Upon request by Tenant to Landlord, Landlord shall allow Tenant or Tenants representative to review, audit, and copy Landlord's records of OPT, at Landlord's office in place where the records are kept, at all reasonable times during normal business hours. Tenant shall reimburse Landlord within ten (10) days of Landlord's statement of expenses incurred by Landlord for such review to Tenant.

        All Lease provisions with respect to late charges and interest on unpaid Rent shall be applicable to Additional Rent, as well as to Basic Rent and all other monetary amounts due from Tenant under this Lease.

        D. Monetary Obligations as Rent. All monetary amounts payable by Tenant to Landlord under this Lease including but not limited to Basic and Additional Rent, and amounts paid by Landlord to cure Tenant's default(s) shall be deemed "Rent" hereunder.

        E. First Month's Rent. Landlord hereby acknowledges that upon Tenant's execution of the Lease, Tenant shall have deposited Four Hundred Eighty Nine Thousand Eight Hundred Forty-Five and 25/100ths Dollars ($489,845.25) which represents a portion of First Month's Basic Rent of, and the estimated OPT for, the first month of which represents and shall be applied to the First Month's Basic Rent of, Four Hundred Thirty Two Thousand Eight Hundred Eighty Six and 50/100ths Dollars ($432,886.50) and the estimated OPT of Fifty Six Thousand Nine Hundred Fifty-Eight and 75/100ths Dollars ($56,958.75).

4. Security Deposit. Landlord acknowledges that, upon Tenant's execution of this Lease, Tenant shall have deposited with Landlord a security deposit in the sum of Two Million Nine Hundred Forty Thousand and No/100ths Dollars ($2,940,000.00) in cash (the "Cash Deposit") and concurrently herewith Tenant shall deliver to Landlord a security deposit in the form of an irrevocable standby letter of credit payable to Landlord in the initial amount of Five Million Eight Hundred Seventy Eight Thousand One Hundred Forty Three and No/100ths Dollars ($5,878,143.00) (the "Letter of Credit") (together with the Cash Deposit, the "Security Deposit") to secure Tenant's full and faithful performance of each term, covenant, and condition of this Lease to be performed by Tenant. The Letter of Credit and any substitute Letter of Credit shall be issued in a form and by a bank approved by Landlord (the "Bank") in the amount required by this Section 4. Landlord shall hold the Letter of Credit as security for the performance by Tenant of all obligations on the part of Tenant to be kept and performed. Landlord shall have the right, from time to time without prejudice to any other remedy Landlord may have on account thereof, to draw upon the Letter of Credit and apply such funds to Landlord's damages arising from any Event of Default as herein defined on the part of Tenant, in which event Tenant shall restore the balance of the Letter of Credit to the amount required hereunder. Tenant shall maintain the Letter of Credit, or a substitute Letter of Credit from the Bank approved by Landlord, in accordance with the terms hereof, in full force and effect at all times during the entire Lease Term and for a period of thirty (30) days thereafter (the last day of such 30 day period shall be referred to herein as the "Return Date"). If the Letter of Credit shall expire before the Return Date, Tenant shall replace the Letter of Credit deposited with Landlord by providing Landlord with a substitute Letter of Credit at least thirty (30) days prior to the expiration date of the then effective Letter of Credit being held by Landlord, in the applicable amount required hereunder and the failure to do so shall constitute a default entitling Landlord to draw the full amount of the Letter of Credit and hold the proceeds thereof as a cash security deposit hereunder. No later than the Return Date, Landlord shall return the Security Deposit (as the same may have been reduced pursuant to this Section), or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section or drawn upon by Landlord and applied by Landlord to cure any default of Tenant existing at the expiration or earlier termination of this Lease, or shall notify Tenant of any facts which constitute a default by Tenant under this Lease which entitles Landlord to retain some or all of the Security Deposit and further notify Tenant of the date by which Landlord shall have completed its determination of the amount of the Security Deposit to be retained which shall be no more than thirty (30) days thereafter. Notwithstanding the foregoing provisions of this Lease, if, as of the fourth (4th) anniversary date of the Commencement Date as well as, the ninth (9th) anniversary date of the Commencement Date thereafter: (1) there has been no breach of any undertaking by Tenant under this Lease beyond any applicable grace period; (2) Tenant is a publicly held company with a net worth of One Billion and no/100ths Dollars $1,000,000,000.00 or greater in accordance with GAAP (or such other accounting standard that has replaced GAAP); (3) Tenant has a pre-tax profit margin from normal operations excluding one-time events for the prior twelve (12) months of fifteen (15%) percent or greater;
        (4) All rent and other sums due under the Lease have been paid when due; and (5) Tenant is not, nor has ever been in default under the terms and conditions of this Lease, then the face amount of the Letter of Credit shall be reduced by One Million Nine Hundred Fifty Nine Thousand Three Hundred Eighty-One and No/100ths Dollars ($1,959,381.00). If Tenant fails to pay any Basic Rent, Additional Rent or any other monetary



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       amount due from Tenant hereunder, or fails to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease beyond any applicable grace period, then Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of said security deposit (i) to the extent of any sum due to Landlord; or (ii) to make any required payment provided for hereunder on Tenant's behalf; or (iii) to compensate Landlord for any loss, damage, reasonable attorneys' fees or expense sustained by Landlord due to Tenant's default. Landlord shall be entitled to draw on the Letter of Credit before utilizing any cash Security Deposit. If the Security Deposit is so applied, Tenant shall, within ten (10) days of written demand by Landlord, remit to Landlord sufficient funds to restore the security deposit to its original sum, Tenant's failure to do so shall be a material breach of this Lease. No interest shall accrue on the security deposit held by Landlord, or shall Landlord be required to keep such security deposit separate from its general funds.

5. Use of the Premises. The Premises shall be used exclusively for general office which may include software engineering and sales and any office use related thereto. Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose other than the purpose for which the Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done in, on or about the Premises, which will increase the existing rate of insurance upon the Complex, or cause a cancellation of any insurance policy covering the Complex, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may injure, annoy or disturb the quiet enjoyment of any occupant of neighboring properties or other tenant in the Complex nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant shall not place any harmful liquids in the drainage system of the Premises or of the Complex. Tenant shall not place any loads upon the floors, walls, ceilings or roof which might endanger the structure, nor overload any electrical, mechanical or other systems.

        No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside the Building except in trash containers placed inside exterior enclosures approved for that purpose by Landlord, or inside the Building proper where designated by Landlord. No materials or articles of any nature shall be stored upon or permitted to remain outside of the Building. Subject to the provisions of Paragraph 34 of this Lease, Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises (including the common areas of the Complex). No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord which consent may be granted at Landlord's absolute discretion.

        Tenant covenants and agrees that no diminution of light, air or view by any structure which may be. hereafter erected, whether or not by Landlord, or use of the Complex by any other occupants or use of neighboring buildings or areas by others, shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder, or result in any liability of Landlord to Tenant.

        Tenant shall comply with all the covenants, conditions and/or restrictions ("CC&R's") affecting the Premises and the Complex, and all rules and regulations affecting the Premises, which rules and regulations shall be enforced by Landlord in a non-discriminatory and non-arbitrary manner.

        The term "Hazardous Material" means any hazardous or toxic substance, material or waste, the storage, use or disposition of which is or becomes regulated by any governmental authority, including, but not limited to, municipal, county, the State of California or the United States government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste", "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to
        Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25136 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material", "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances),
        (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation



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        and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section
        6903), (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601) or (xi) listed or defined as "hazardous waste", "hazardous substance" or other similar designation by any regulatory scheme of the State of California or the United States government.

        Tenant, at its sole cost, shall comply with all laws and regulations relating to the storage, use and disposal of Hazardous Materials at the Complex. If Tenant does store, use or dispose of any Hazardous Materials at the Complex, Tenant shall notify Landlord, in writing, at least five
        (5) days prior to their first appearance at the Complex; provided, however, that Tenant shall have the right to store reasonable amounts of chemicals and/or solvents used for ordinary office equipment without notifying Landlord. Tenant shall be solely responsible for and shall defend, with counsel reasonably acceptable to Landlord indemnify and hold Landlord, and Landlord's partners, officers, employees, successors, assigns and agents, harmless from and against all claims, demands, damages, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with the storage, use or disposal of Hazardous Materials by Tenant, its agents, employees, contractors or sublessees.

        If the presence of Hazardous Materials at the Complex caused or permitted by Tenant, its agents, employees, contractors, or sublessees results in or is likely to result in contamination or deterioration of water or soil resulting in a level of contamination greater than the safe levels established by any governmental agency having jurisdiction over such contamination, or if any investigation of conditions, or any clean-up, remedial removal or restoration work is required by any federal, state or local governmental agency or political subdivision ("Governmental Agency") because of the level of Hazardous Material in the soil or ground water or at the Complex caused or permitted by Tenant, its agents, employees, contractors or sublessees, then Tenant shall promptly, and at its sole cost, take any and all action necessary to investigate and clean up such contamination. Tenant shall further be solely responsible for, and shall defend, with counsel acceptable to Landlord, indemnify and hold Landlord and Landlord's, members, partners, officers, employees, successors, assigns and agents harmless from and against, all claims, demands, damages, costs and liabilities judgments or obligations, including attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Premises, the Complex or the surrounding properties to the condition existing prior to the appearance of the Hazardous Materials caused or permitted by Tenant, its agents, employees, contractors or sublessees.

        If the presence of Hazardous Materials at the Complex caused or knowingly permitted by Landlord, its agents, employees, contractors, or sublessees results in contamination of deterioration of water or soil resulting in a level of contamination greater than the safe levels established by any governmental agency having jurisdiction over such contamination, or if any investigation of conditions, or any clean-up, remedial removal or restoration work is required by any Governmental Agency because of the level of Hazardous Material in the soil or ground water or at the Complex, then Landlord shall promptly, and at its sole cost, take any and all action necessary to investigate and clean up such contamination. Landlord shall further be solely responsible for, and shall defend, with counsel reasonably acceptable to Tenant, indemnify and hold Tenant and Tenant's members, partners, officers, employees, successors, assigns and agents harmless from and against all claims, demands, damages, costs and liabilities, judgments or obligations, including reasonable attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Premises, the Complex or the surrounding properties to a condition as approved by the County of San Mateo or any other such agency having jurisdiction over these types of matters.

        If Landlord has good cause to believe that the Premises or the Complex have or may become contaminated by Hazardous Materials, Landlord may cause tests to be performed, including wells to be installed at the Complex, and may cause the soil or ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes. The cost of such tests of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant provided that Tenant, its agents, employees, or contractors are a responsible party for such contamination by Hazardous Materials.

        The termination of the Lease shall not terminate the parties' respective rights and obligations under this Paragraph 5, and the parties hereto expressly agree that the provisions contained herein shall survive the termination of Tenant's leasehold estate.

        Tenant shall abide by all laws, ordinances and statutes, as they now exist or may hereafter be enacted by legislative bodies having jurisdiction thereof, relating to its use and occupancy of the Premises.

        The provisions of this Paragraph 5 are for the benefit of the Landlord only and shall not be construed to be for the benefit of any other person or occupant of the Complex.

6. Improvements. Landlord will, at its sole expense and using contractors of its choice, make improvements ("Improvements") to the Premises as specified in Exhibit C attached hereto and incorporated herein by this reference. On or before June 1. 2000, Tenant shall deliver to Landlord, for Landlord's approval, its final construction drawings and specifications plans with detailed listing of finish materials, all of which have been approved by Tenant and all of which shall have been prepared by Landlord's Architect (Architopia). Tenant agrees to provide its written comments to Landlord within five (5) days from receipt of said draft construction documents and three (3) days following the receipt of any revision to the construction documents. Notwithstanding anything in this Lease to the contrary, if Tenant fails to provide Landlord with such final construction documents and specifications plans and finish materials approved by Tenant on or before June 1. 2000, or if Tenant changes any of the construction documents and specifications or finish materials subsequent to such date or if Tenant fails to provide Landlord within the time periods specified above, with its approval of the construction documents or if Tenant makes changes to the construction documents after such timeframes specified above, or if Tenant should delay Landlord's contractor from timely completing the construction of the Improvements, then the Commencement Date shall be the Anticipated Completion Date as hereinafter set forth, or the date of Landlord's notification to Tenant of Substantial Completion (as hereinafter defined) of the Improvements, or the date on which Tenant takes possession of the Premises, whichever shall first occur.

        Upon Landlord's approval (which shall not be unreasonably withheld or delayed) of such final construction documents and specifications including finish materials approved by Tenant, Landlord shall cause Landlord's contractor to diligently undertake to construct the Improvements in accordance with such final plans, specifications and finish materials as approved by Landlord and Tenant (collectively referred to as "Final Plans"). All such construction shall be performed with due diligence and in substantial accordance with the Final Plans. Landlord agrees to use all commercially reasonable efforts to substantially complete the Improvements by March 1, 2001 ("Anticipated Completion Date"), but without any warranty as to when such Improvements shall be substantially completed.

        Landlord's obligation to construct the Improvements is specifically subject to any changes or other requirements of or imposed by all applicable governmental body(ies), agency(ies) and/or utility(ies); Landlord shall notify Tenant of any such changes and/or requirements promptly after Landlord becomes aware of the same. Any improvements to the Premises not expressly shown or stated in the Final Plans shall be made by Landlord on behalf of Tenant at Tenant's sole cost and expense in accordance with Paragraph 11 of this Lease; provided, however, that notwithstanding anything in this Lease to the contrary, any delay in Landlord's construction of the Improvements caused in whole or in part by Tenant including, but not limited to, delays caused by additional improvements made or any changes requested by Tenant, shall not delay the Commencement Date of this Lease, and Substantial Completion, as hereinafter defined, for purposes of determining the Commencement Date of this Lease, shall be at such time as the Improvements would have been Substantially Complete absent such additional improvements made or changes requested by Tenant. The Landlord's Architect shall determine this date of Substantial Completion by giving written notice thereof to Landlord and Tenant, which notice shall be deemed a part of this Lease, Landlord and Tenant agree to accept such date as determined by Landlord's Architect.

        Landlord will allow Tenant to have access to the Premises beginning seven (7) days in advance of the estimated date for Substantial Completion in order for Tenant to perform Tenant's fit-up work, provided that neither Tenant nor its vendors shall interfere with or delay the performance of work by Landlord's contractors, vendors, inspectors and the like.

        It is understood that the Final Plans and the exact location of doors, walks, lighting, plumbing and all other facilities and improvements are subject to such minor changes (for example: Schlage lock set can be replaced with like kind alternate) as Landlord, or Landlord's architect or general contractor in charge of the construction of the Improvements, determine to be necessary desirable in the course of construction of or to the Premises, and no such changes shall affect this Lease or constitute a breach by Landlord hereunder. Landlord agrees to not materially deviate from the Final Plans without Tenant's consent, which consent shall not be unreasonably withheld or delayed.

        "Substantial Completion" shall mean the earlier of (i) the date upon which the City of Redwood City issues a temporary certificate of occupancy for the Premises, and Landlord's Architect certifies that all of the Improvements are substantially complete, or (ii) the date upon which all of the Improvements would have been substantially complete, but for delays caused by Tenant as provided in this Section 6 and Exhibit C of this Lease, but subject to usual punch list items of

        Improvements and except for Tenant's responsibility to obtain licenses and other approvals, for which Tenant agrees to be solely responsible (Landlord shall be responsible for customary certificate of occupancy from the City of Redwood City provided Tenant takes no action to prevent or hinder the issuance of such Certificate of Occupancy). If such Improvements do not conform exactly to the Final Plans, but the general appearance, structural integrity and Tenant's use and occupancy of the Premises, the Complex and such Improvements are not materially or unreasonably affected by such deviation(s), it is agreed that the Improvements shall be deemed to be "Substantially Completed" for purposes of this Lease, and Tenant's obligation to pay Rent hereunder shall not be affected by such deviation(s). Upon Substantial Completion, Tenant agrees to accept the Premises and such Improvements as so constructed by Landlord. However, notwithstanding the above, Tenant shall have thirty (30) days from the date of Substantial Completion to provide Landlord with a list of items requiring repair or replacement. Upon Landlord's receipt of such list, Landlord shall proceed to correct such "punch list" items with due diligence.

7.      Taxes and Assessments.

        A. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

        B. All Real Property Taxes shall be paid by Landlord and be reimbursed by Tenant to Landlord as provided in Section 3 of this Lease. However, if a supplemental assessment is levied in any calendar year subsequent to the Landlord's estimate of the OPT for that calendar year (as provided in Section 3 of this Lease), and payment is due for said supplemented assessment during this same calendar year, Landlord reserves the right to adjust its estimate of the OPT for that calendar year so as to collect such reimbursement from Tenant to timely pay (before delinquency) said supplemented assessment.

        The term "Real Property Taxes," as used herein, shall mean and include:
(i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including without limitation, all installments of principal and interest required to pay any general or special assessments for public improvements, and any increases resulting from reassessments caused by any change in ownership of the Premises, the Building or the Complex, or otherwise) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy, or use of all or any portion of the Complex, the Building or the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements of Landlord located within the Complex, the Building or the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in, on or about the Complex, the Building or the Premises; and landscaping areas, walkways and parking areas; and (ii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. "Real Property Taxes" shall not include any franchise, rental, income, inheritance or profit tax, capital levy or excise tax payable by Landlord.

        Tenant shall have the right to contest by appropriate legal proceedings the amount or validity of any taxes, including any assessments, taxes, fees, levies and charges that may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants, provided Tenant shall pay all taxes when due so as not to cause any delinquency or penalty to be incurred. In addition, Tenant acknowledges that the foregoing does not waive Tenant's obligation to pay the taxes, fees, levies and charges as a part of OPT in Sections 3 and 7 of this Lease.

        If at any time during the Term of this Lease the taxation or assessment of the Complex, the Building or the Premises prevailing as of the Commencement Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex, the Building or the Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Complex, the Building or the Premises, on Landlord's business of leasing the Complex, the Building or the Premises, or Landlord's interest therein, or based on parking, employment, production or the like in, on or about the Complex, the Building or the Premises, or computed in any manner with respect to the operation of the Complex, the Building or the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any

Real Property Tax is based in part upon property or rents unrelated to the Complex, the Building or the Premises, then only that part of such Real Property Tax that is fairly allocable to the Complex, the Building or the Premises shall be included within the meaning of the term "Real Property Taxes".

        If, at any time during the Term of this Lease, any assessments which would be deemed to be Real Property Taxes are levied against the Premises, the Building or the Complex, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond and to pay it in installments. In either case, however, Tenant shall only be obligated to pay to Landlord, with regard to any such assessment, each time payment of Real Property Taxes is made, a sum equal to that which would have been payable by Tenant as its pro rata percentage of the installments of principal and interest which would have become due during the Term of this Lease had Landlord allowed the assessment to go to bond.

8.      Insurance.

        A. Indemnity. Tenant agrees to indemnify and defend (with counsel reasonably acceptable to Landlord) Landlord against and hold Landlord and Landlord's, members, partners, officers, employees, and successors, assigns and agents harmless from any and all demands, claims, damages, costs and liabilities, causes of action, judgments or obligations, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, the Tenant's, its employees, invitees', licensees', sublessees', agents' and contractors' use or occupancy of the Premises except to the extent caused solely by Landlord's gross negligence or willful misconduct. This Lease is made on the express condition that Landlord shall not except to the extent caused solely by Landlord's gross negligence or willful misconduct be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees.

        B. Liability and Worker's Compensation Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the Term of this Lease a policy of worker's compensation insurance and a policy of comprehensive public liability insurance insuring Landlord and Tenant, with cross-liability endorsements, against any liability arising out of the Tenant's, its employees, agents and contractors use or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such public liability insurance shall be in an amount satisfactory to Landlord of not less than $10,000,000 combined single limit for bodily injury or death as a result of any one occurrence, and $10,000,000 for damage to property as a result of any one occurrence. The insurance shall be with companies admitted to do business in the State of California and companies of Best's Rating Guide of A+9 or better. Such policies shall be written as a primary policy, not contributing with and not in excess of coverage which Landlord may carry. During the Term of this Lease, liability limits shall be increased from time to time, as reasonably determined by Landlord. Tenant shall deliver to Landlord, prior to taking possession of the Premises, a certificate of insurance evidencing the existence of the policy required hereunder, and such certificate shall certify that the policy (i) names Landlord as an additional insured; (ii) shall not be canceled or altered without thirty (30) days prior written notice to Landlord; and (iii) the coverage is primary and any coverage carried or obtained by Landlord is in excess thereto. Tenant shall furnish renewal certificates at least thirty (30) days prior to the expiration date of any such policy.

                Landlord may at its election, maintain in effect its own policy of public liability and property damage insurance insuring against any liability (including bodily injury or property damage) arising on or about the Complex with policy limits determined by Landlord in its sole discretion. Such insurance costs and deductibles shall be included in Operating Expenses described in Paragraph 3 above.

        C. Insurance of Personal Property, Fixtures and Equipment. Tenant shall at all times during the term hereof, and at its sole cost and expense, maintain in effect policies of insurance covering:
                (i) its personal property, inventory, alterations, fixtures and equipment located on the Premises, in an amount not less than one hundred percent (100%) of their actual replacement value, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief; and (ii) all plate glass on the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the personal property, inventory, alterations, fixtures, equipment and plate glass so insured.

        D. Property Insurance. Landlord shall obtain and keep in force during the Term of this Lease a policy or policies of insurance coverage including special broad form coverage (and, at

                Landlord's sole and absolute discretion, earthquake and flood), for loss or damage to the Premises and to the Complex, in the amount of the full replacement value thereof. Such insurance costs and deductibles shall be included in Operating Expenses described in Paragraph 3 above.

        E. Mutual Waiver of Subrogation. The parties hereto release each other and their respective authorized representatives partners, members, officers, agents, employees and servants, from any and all claims, demands, loss, expense or injury to any person, or to the Premises or Complex, or to the furnishings, fixtures or equipment located therein, caused by or resulting from perils, events or happenings which are the subject of insurance in force at the time of such loss. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy in effect as required by this Lease.

        9. Operation, Management, Services and Utilities. All operation and management of the Premises and the complex including, but not limited to, the furnishing of water, gas, light, heat, power, electricity, trash pick-up, property management services, landscaping, janitorial services, sewer charges, pest control, security charges, and all other services supplied to or consumed on the Premises or the Complex shall be controlled by Landlord and shall be included in Operating Expenses described in Paragraph 3 above, except to the extent such charges are directly billed to Tenant. Landlord agrees to manage the Property in a first class manner similar to other comparable projects in the Redwood City, San Mateo, Palo Alto marketplace. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility or other services to the Premises during the Lease term. Utilities and services shall be provided in accordance with the Standards for Utilities and Services set forth in Exhibit D attached hereto and incorporated herein. The parties agree to the terms and provisions set forth in the Standards and to any modifications or additions thereto.

10.     Repair and Maintenance.

        A. Subject to provisions of Paragraphs 10B and 15 of this Lease, below, Landlord shall keep and maintain the roof, paving, structural elements, landscaping, irrigation systems and exterior walls of the Complex in good order and repair. Landlord shall also keep and maintain in good order and repair the windows, window frames, doors, hardware, interior walls, and the electrical, plumbing, elevators, lighting, energy management systems, security systems, fire sprinklers, heating and air conditioning systems. Landlord agrees to make such repairs as necessary as promptly as possible. Such expenses shall be included in Operating Expenses for purposes of Paragraph 3 above. If, however, any repairs or maintenance are required because of an act or omission of Tenant, or its agents, employees or invitees, then Tenant shall pay to Landlord upon demand one hundred percent (100%) of the costs of such repair or maintenance. Notwithstanding anything in this Lease to the contrary, after the initial construction of the Improvements in the Premises by Landlord pursuant to the provisions of Paragraph 6 of this Lease, Landlord shall have no obligation to alter, remodel, improve, decorate, or paint the Premises or any part thereof.

                Should Landlord fail to maintain the electrical, plumbing, elevators, lighting, energy management systems, security systems, fire sprinklers, and heating and air conditioning systems (the "Building Systems") in good order and repair, then Tenant may make or do the same at Tenant's expense provided, however, Tenant shall give Landlord three (3) days advance written notice and Tenant shall use such contractors to do such work so as to not void or in any way alter the existing warranties of the Building System(s) so being repaired.

        B. Except as expressly provided in subparagraph 10.A above, Tenant shall, at its sole cost, keep and maintain the interior of the Premises in good and sanitary order, first class condition and repair.

                Should Tenant fail to maintain the Premises as required hereunder forthwith upon notice from Landlord, then Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make or do the same, and in that event, Tenant shall reimburse Landlord for the cost of such maintenance or repairs as Additional Rent, at Landlord's election on demand or on the next date upon which Basic Rent becomes due.

                Tenant hereby expressly waives the provisions of Subsection 1 of
                Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord, as provided in Section 1942 of said Civil Code.

        C. Subject to the provisions of Paragraphs 15 and 16 of this Lease, neither Landlord nor Tenant shall be deemed in default of their respective obligations under this Paragraph 10 if performance thereof is delayed or becomes impossible because the fault or neglect of the other party, or because of acts of God, war (whether declared or undeclared), earthquake, fire, labor dispute, strike, acts of public agencies, embargoes, rainy, stormy or other adverse weather, riot, civil commotion, insurrection, blockade, inability to obtain materials, supplies or fuels, acts and delays of subcontractors or contractors, and such other contingencies beyond the control of the performing party. Upon such an event, the time for performance shall be reasonably extended, but in no event shall such extension be longer than sixty (60) days beyond the original date for performance.

        D. Landlord shall on behalf of Tenant, take commercially reasonable steps to enforce all of its rights under any warranties received by Landlord in connection with the construction of the Improvements and Landlord shall reasonably cooperate with Tenant, at no cost to Landlord, in enforcing all such warranties.

11. Alterations and Additions. Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on or about, or to the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and without a valid Building permit issued by the appropriate governmental authority. Such alterations, improvements and additions shall then be performed by Landlord's contractors.

        As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Any alteration, addition or improvements to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon installation, and shall (subject to the provisions of the immediately preceding sentence) remain upon and be surrendered with the Premises at the termination of this Lease. Landlord can elect, however, by so notifying Tenant in writing at the time the improvement is made or installed to require Tenant to remove any alterations, additions or improvements that Tenant has made to the Premises. If Landlord so elects, Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the Term or if earlier terminated before the last day of the term pursuant to an early termination.

        Alterations, additions and improvements which are not to be deemed trade fixtures include heating, lighting and electrical systems, air conditioning, partitioning, cabinetry, window coverings, carpeting, or any other installation which has become an integral part of the Premises.

        If Landlord consents to Tenant's making any alterations, improvements or additions in the Premises, Tenant shall be responsible for the timely posting of notices of non-responsibility on Landlord's behalf, which shall remain posted until completion of the alterations, additions or improvements, and Tenant shall provide Landlord with a copy of such notice of non-responsibility prior to commencement of any such construction. Tenant shall indemnify and defend (with counsel acceptable to Landlord) Landlord against and hold Landlord and Landlord's members, partners, officers, employees, successors and assigns and agents harmless from any and all claims, demands, losses, damages, costs and liabilities, causes of action, judgments or obligations resulting from any work performed at the Premises by or for the Tenant, including reasonable attorney's fees.

        If, during the term hereof, any alteration, addition or change of any sort through all or any portion of the Premises is required, due to Tenant's particular use of the Premises, by law, regulation, ordinance or order of any public agency, Tenant, at its sole cost and expense, shall promptly make the same.

12. Acceptance of the Premises and Covenant to Surrender. By entry and taking possession of the Premises pursuant to this Lease, upon substantial completion of the Improvements, Tenant, subject to Landlord's obligation to correct so-called "punch list" items, as provided in Paragraph 6, above, accepts the premises as being in good and sanitary order, condition and repair, and accepts the Complex and the Improvements included in the Premises in their condition existing as of the date of such entry and without representation or warranty by Landlord as to the condition of the Complex or the Premises, or as to the use or occupancy which may be made thereof. Tenant further accepts any Improvements to be constructed by Landlord as being completed in accordance with the Final Plans for such Improvements, except for items specified in writing as punch list items pursuant to Paragraph 6.

        Tenant agrees, on the last day of the Term hereof, or on any sooner termination of this Lease, to surrender the Premises, together with all alterations, additions and improvements which may have been made in, to or on the Premises by Landlord or Tenant, to Landlord, broom clean, in good and sanitary order, condition and repair, except for such wear and tear as would be normal for the period of Tenant's occupancy. Tenant further agrees that at the end of the Term of this Lease or upon any sooner termination of this Lease, Tenant, at its sole expense, shall have any damaged walls and damaged columns patched and repainted as necessary, any damaged ceiling tile replaced, damaged light lenses and ballasts restored to good order and repair, any blinds repaired or replaced (as the case may be), any damaged doors and damaged cabinetry replaced or repaired (as the case may be), and any torn or stained carpet repaired or replaced (as the case may be) and any chipped or scratch floor tile/stone replaced.

        Tenant, on or before the end of the Term of this Lease or on any sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Tenant and title to the same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove, store and/or sell all moveable personal property and trade fixtures so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost.

        If the Premises are not so surrendered at the end of the Term or sooner termination of this Lease, then Tenant shall be liable to Landlord for any loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

        No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises or otherwise, shall be deemed to be or to constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term hereof, and such acceptance of any surrender by Tenant shall only be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The voluntary or other surrender of the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all existing subleases or operate as an assignment to Landlord of all such subleases.

        After the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the Property.

13. Events of Default. The occurrence of any of one or more of the following events shall constitute a default hereunder by Tenant (each, an "Event of Default"):

        A. The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer.

        B. Three (3) days following written notice by Landlord to Tenant of Tenant's failure to make any payment of Rent, or other payment required to be made by Tenant hereunder, when due provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161.

        C. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than monetary or as specified in subparagraphs 13.A or 13.B, above, where such failure continues for a period of twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided further, that if the nature of Tenant's default is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said twenty (20) day period and thereafter diligently prosecute such cure to completion (and such completion occurs within sixty (60) days thereafter).

        D. Any assignment or subletting of this Lease without the consent of Landlord, including, without limitation, an involuntary assignment as defined in Paragraph 21, below.

        E. Chronic delinquency by Tenant in the payment of Rent or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease, within three (3) days after written notice thereof for any three (3) months

                (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency, at Landlord's option, Landlord shall have the right, in addition to all other remedies under this Lease and at law, to require that Rent be paid by Tenant quarterly, in advance. This provision shall not limit in any way nor be construed as a waiver of the rights and remedies of Landlord provided herein or by law in the event of even one instance of delinquency.

14.     Remedies for Default.

        A. In the event of any breach of this Lease by Tenant, Landlord has the option of (i) removing all persons and property from the Premises and repossessing the Premises, in which case any of Tenant's property which Landlord removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, or (ii) allowing Tenant to remain in full possession and control of the Premises. If Landlord chooses to repossess the Premises, then this Lease will automatically terminate in accordance with the provisions of California Civil Code Section 1951.2. In the event of such termination of this Lease, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid Rent which had been earned at the time of termination, including interest at the prime rate as published in the "Wall Street Journal" or such other equivalent periodical that tracks such interest rates, plus these three hundred (300) basis points (hereinafter "Interest Rate"); (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, including interest at the Interest Rate; (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of the award", as used in (a) and (b) of this paragraph, is to be computed by allowing interest at the Interest Rate. "The worth at the time of the award", as referred to in (c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

        B. If Landlord chooses not to repossess the Premises, but allows Tenant to remain in full possession and control of the Premises, in accordance with provisions of California Civil Code Section 1951.4, then Landlord may treat this Lease as being in full force and effect, and may collect from Tenant all Rents as they become due through the termination date of this Lease, as specified in this Lease. For the purpose of this Paragraph 14, the following shall not constitute a termination of Tenant's right to possession:

                (1) Acts of maintenance or preservation, or efforts to relet the Premises;

                (2) The appointment of a receiver on the initiative of Landlord to protect its interest under this Lease.

        C. Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the Rent due under this Lease, on the dates the Rent is due, less the Rent Landlord receives from the new Lease, unless Landlord notifies Tenant that Landlord elects to terminate this Lease. Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs which Landlord incurred in reletting, including without limitation maintenance, that remain after applying the Rent received from the reletting, as provided in this Paragraph
                14. After the occurrence of an Event of Default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign its interest in this Lease, or sublet all or a portion of the Premises, but Tenant shall not be released from liability and obligations under this Lease. Landlord's consent to a proposed assignment or subletting shall be as required in Paragraph 21.


        D. If Landlord elects to relet the Premises as provided in this Paragraph 14, then any Rent that Landlord receives from reletting shall be applied to the payment of:

                (1) First, any indebtedness from Tenant to Landlord other than Rent due from Tenant;

                (2) Second, all costs, including for maintenance, incurred by Landlord in reletting; and

                (3)     Third, Rent due and unpaid under this Lease.

        E. After deducting the payments referred to in this Paragraph 14, any sum remaining from any Rent which Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord.

        F. Landlord, at any time after an Event of Default, can cure the default at Tenant's cost. If Landlord at any time, by reason of an Event of Default, pays any sum or does any act that requires the payment of any sum, then the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid and, if paid at a later date, shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

        G. Any Rent not paid when due shall bear interest at the Interest Rate from the date due until paid and shall be subject to the late charge set forth in subparagraph 3.A above.

15.     Destruction.

        A. In the event the Premises or the Complex are damaged by any casualty which is covered under insurance carried by Tenant or Landlord, then Landlord or Tenant, whichever receives such insurance proceeds, shall restore such damage to the extent that the insurance proceeds are available provided such restoration can be completed within one hundred eighty (180) days after the commencement of the work. In such event, this Lease shall continue in full force and effect except that Tenant shall be entitled to proportionate reduction of Rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with the Tenant's business in the Premises. If such repair and restoration is not completed by the end of said one hundred eighty (180) day period, then Tenant shall have the right to terminate this Lease by written notice to Landlord given within fifteen (15) days after the end of such one hundred eighty (180) day period. If Tenant fails to give notice of termination within the time provided, then this Lease shall continue in full force and effect. Landlord shall, at all times during the Term of this Lease, procure and continue in force insurance coverage to cover an amount equal to at least one hundred percent (100%) replacement value of the building. Notwithstanding the foregoing, if any such damage or destruction occurs during the last twelve (12) months of the Term of this Lease, and Tenant has not exercised its option to renew as provided in Section 39 hereof, Landlord shall not be obligated to repair such damage.

        B. If the Premises, the Building, Complex or common areas are damaged by risks not covered by such insurance or the insurance proceeds available to Landlord are less than ninety percent (90%) of the cost of restoration, or if the restoration cannot be completed within six (6) months after the commencement of work in the opinion of the architect or engineer appointed by Landlord, then Landlord shall have the option to
        (i) repair or restore such damage, this Lease continuing in full force and effect, or (ii) give notice to Tenant at any time within ninety (90) days after the date of such damage terminating this Lease as of the date to be specified in such notice, which date shall not be less than thirty
        (30) and no more than sixty (60) days after giving of such notice. Notwithstanding the foregoing, if any such uninsured damage or destruction occurs during the last twelve (12) months of the Term of this Lease, and Tenant has not previously exercised its option to renew as provided in Section 39 hereof, Landlord shall not be obligated to repair such damage.

        C. Notwithstanding the foregoing, if the Premises are destroyed ("Destroyed" shall mean more than fifty percent (50%) of the Premises), in whole or in part, from any cause, Landlord shall, at its option, either:

                (1) Rebuild or restore the Premises to their condition prior to the damage or destruction; or

                (2)     Terminate this Lease.

        If Landlord does not give Tenant notice in writing within sixty (60) days from the destruction of the Premises of its election either to keep this Lease in full force and rebuild and restore the Premises, or to terminate this Lease, and provided that insurance proceeds actually available to Landlord for the purpose of restoring the Complex or the Premises are sufficient to rebuild or restore the Premises, then Landlord shall be deemed to have elected to rebuild or restore the

         Premises, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to the condition existing as of the date of Substantial Completion.

         If Landlord does not materially complete the re-building or restoration cannot be completed within six (6) months after the commencement of work in the opinion of the architect or engineer appointed by Landlord (such period of time to be extended for delays as provided in Paragraph
         36), then Tenant shall have the right to terminate this Lease by giving written notice to Landlord within fifteen (15) days of the expiration of such period. If Tenant fails to give notice of termination within the time provided, then this Lease shall continue in full force and effect.

         Landlord's obligation to rebuild or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment or merchandise, or any improvements, alterations or additions made by Tenant to the Premises. Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

16. Condemnation. If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupancy hereunder, then this Lease shall, as to the part so taken, terminate as of the date title vests in the condemnor or purchaser, and the Rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the term only such portion of the Rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking. Landlord shall have the right to terminate this Lease in the event that such taking causes a reduction in Rent payable hereunder by twenty-five percent (25%) or more. If all of the Premises or such part thereof is taken so that there does not remain a portion susceptible for occupancy hereunder, as reasonably necessary for Tenant's conduct of its business as contemplated in this Lease, then this Lease shall thereupon terminate. If a part or all of the Premises is taken, then all compensation awarded upon such taking shall go to Landlord and Tenant shall have no claim thereto, and Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which Tenant may become entitled during the Term hereof by reason of the purchase or condemnation of all or a part of the Premises. Tenant shall have the right to separately petition and to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business, including without limitation the loss of goodwill by reason of any appropriation, and for or on account of any cost or loss to which Tenant might be put in removing and relocating Tenant's merchandise, furniture, moveable trade fixtures and equipment. In no event, however, shall the loss of goodwill include any diminution in the value of the leasehold or the bonus value of this Lease and in no event shall Tenant be entitled to any award which diminishes the award to Landlord on account of the condemnation. Each party waives the provisions of Code of Civil Procedure, Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

17. Free from Liens. Tenant shall (i) pay for all labor and services performed or materials used by or furnished to Tenant or any contractor employed by Tenant with respect to the Premises, and (ii) indemnify, protect and defend (with counsel reasonably acceptable to Landlord) Landlord against and hold Landlord and Landlord's members, partners, officers, employees, lenders, successors, assigns and agents harmless from any and all claims, demands, losses, damages, costs and liabilities, causes of action, judgments or obligations resulting therefrom, including reasonable attorney's fees with respect to the Premises.

18. Compliance with Laws. Tenant shall, at its own cost, comply with and observe all requirements of all municipal, county, state and federal authority now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises and/or Complex.

19. Subordination. Tenant agrees that this Lease shall, at the option of Landlord, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the Premises and the Complex, and this subordination is hereby made effective without any further act of Tenant or Landlord. Tenant shall, at any time hereinafter, on demand, execute any instruments, releases or other documents that may be required by a mortgagee, mortgagor, trustor or beneficiary under any deed of trust, for the purpose of subjecting or subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security. If Tenant fails to execute and deliver any such documents or instruments, such failure shall, at Landlord's option, constitute a default by Tenant under this Lease.

         If the Premises is currently subject to a superior lease or mortgage, Landlord shall obtain a subordination, non-disturbance and attornment agreement from the holder thereof in recordable form, in the form customarily used by such holder, whereby the holder of such superior lease or mortgage agrees that, so long as Tenant is not in default under this Lease, Tenant shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease, without hindrance or interference from anyone claiming by or through said superior lessor or mortgagee.

         If this Lease is or becomes subordinate to any encumbrance now of record or any encumbrance recorded after this date affecting the Premises, then Tenant agrees to attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. In such event, Tenant shall execute, at Landlord's or the lender's request, such recognition and attornment agreement as the lender, at its option, may require. Landlord and Tenant acknowledge that it is the intention that a subordination, non-disturbance and attornment agreement (in reasonably industry standard form) be executed by Landlord, Tenant and the lender to the Complex. Landlord agrees to be diligent and negotiate in good faith with any lender to obtain quiet enjoyment/non-disturbance agreement regarding the Premises provided that Tenant is in conformance with the terms and conditions of the Lease, and provided that obtaining such an agreement shall not be a condition to subordination of this Lease (Landlord shall not be required to pay any consideration to the lender for the same).

20. Abandonment. Tenant shall not vacate nor abandon the Premises at any time during the Term of this Lease; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, then any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21.      Assignment and Subletting.

         A. Landlord's Consent Required. Tenant shall not, either voluntarily or by operation of law, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance, which consent may not unreasonably be withheld by Landlord. In exercising its reasonable discretion, Landlord may consider all commercially relevant factors involved in the leasing, subleasing or assignment of the space, including, but not limited to, the following: (i) the creditworthiness and financial stability of the prospective assignee or sublessee; (ii) the references from prior landlords of such prospective sublessee or assignee; (iii) the past history of such sublessee or assignee with respect to involvement in litigation and bankruptcy proceedings; (iv) whether the proposed use of the Premises by the prospective sublessee or assignee falls within the use permitted under Paragraph 5; (v) the impact of said sublessee or assignee and the proposed use of the Premises on pedestrian and vehicular traffic and parking facilities; (vi) the anticipated use, storage, generation, treatment and disposal of Hazardous Materials by such prospective sublessee or assignee; or (vii) the fact that the subletting will cause a vacancy in any property owned by Landlord's affiliates. Tenant shall provide Landlord with prior notice of any proposed assignment or sublease as provided in subparagraph 21.B, below. Consent by Landlord to one or more assignments of this Lease or to one or more subletting of the Premises shall not operate to exhaust Landlord's rights under this Paragraph 21. If Tenant is a corporation, unincorporated association, or partnership, the transfer, assignment, or hypothecation of any stock or ownership interest in such corporation, unincorporated association or partnership in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning and provision of this Paragraph 21; but excluding ordinary secondary market transactions in the stock of Tenant which may aggregate 49% thereof, if they take place on a market or exchange such as NASDAQ or NYSE, but including transfers in connection with a "tender offer" merger, stock-for stock exchange or "going private". If in excess of forty-nine percent (49%) of the ownership of Tenant's stock is transferred, or all or substantially all of its assets are transferred or Tenant merges with another corporation, then such transferee of the stock or new party directly or indirectly controlling greater than 49% of the stock of Tenant shall promptly execute a guarantee ("Guarantee") of the Lease as attached hereto in Exhibit "F" and in the case of a transfer of assets or a merger, such transferee or merged corporation shall assume this Lease without modification.

                  As a condition of Landlord's consent to an assumption of the Lease by the transferee after such a stock transfer, asset sale or merger, which condition Tenant agrees is reasonable, the proposed transferee of stock, purchaser of assets, or surviving entity in a merger shall have a minimum net worth (as determined by GAAP) equal to Five Hundred Million and No/100ths U.S. Dollars ($500,000,000.00) at the time of the completion of the transaction. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies. All Rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, and any sums to be paid by an assignee to Tenant in consideration of the assignment of this

                  Lease shall be paid to Landlord. In addition, all considerations in excess of the fair market value for the item being leased or conveyed shall be paid to Landlord. However, from the sublease rent in excess of the Basic and Additional Rent hereunder, Tenant may recover its direct documented third-party expenses of subleasing of reasonable legal fees, reasonable brokerage commissions, and reasonable tenant improvement costs. Any sublease or assignment permitted herein, shall, at Landlord's election, automatically terminate Tenant's option(s), if any, to extend the Term of this Lease and, in such event, any such options shall not be available to any sublessee, assignee or other transferee. Furthermore, Landlord reserves the right to terminate this Lease upon thirty (30) days written notice after Landlord receives Tenant's written request to approve a proposed sublease and/or assignment. Such election shall be made within said thirty
                  (30) days after Landlord receives Tenant's request for approval of a sublease or assignment. Landlord's election to terminate shall be in Landlord's sole and absolute discretion.

         B. Notice to Landlord. If Tenant desires at any time to assign this Lease or to sublet the Premises (including any transaction treated as an assignment under the terms of this Lease) or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord
                  (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee's or assignee's business to be carried on in the Premises; (iii) the material business terms of the proposed sublease or assignment; and (iv) such reasonable financial information concerning the proposed sublessee or assignee as Landlord may need to make a prudent and considered decision. Tenant shall also provide to Landlord a copy of the sublease or assignment after such document has been fully executed by both Tenant and the proposed subtenant or assignee, as the case may be, for Landlord's review and approval.

         C. Tenant Not Released. No subletting or assignment, even with the written consent of Landlord, shall relieve Tenant of its obligation to pay the Rent and perform all of the other obligations to be performed by Tenant hereunder. Tenant shall indemnify and defend (with counsel reasonably acceptable to Landlord) Landlord against and hold Landlord and Landlord's members, partners, officers, employees, successors and assigns and agents harmless from any and all claims, demands, losses, damages, costs and liabilities, causes of action, judgments or obligations resulting therefrom, including reasonable attorney's fees, arising out of any claims by brokers or others for commissions or finder's fees with respect to any subletting or assignment by Tenant. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all Rent from any subletting, and Landlord, as assignee and attorney in fact for Tenant, or any receiver for Tenant appointed on Landlord's application, may collect such Rent and apply it toward Tenant's obligations under this Lease, except that, until the occurrence of any Event of Default by Tenant, Tenant shall have the right to collect such Rent.

         D. Involuntary Assignment. No interest of Tenant in this Lease shall be assignable by operation of law. Without limiting the foregoing, each of the following acts shall be considered an involuntary assignment:

                  (i) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any general partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

                  (ii) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where possession is not restored to Tenant within thirty (30) days; or

                  (iii) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where seizure is not discharged within thirty (30) days.


                  An involuntary assignment shall constitute an Event of Default under this Lease, and in such event Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

         E. Tenant to Reimburse Landlord for Expenses. Tenant agrees to reimburse Landlord, as Additional Rent, upon demand, for Landlord's reasonable costs and attorney's fees, incurred in conjunction with the processing, investigation and documentation of any requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises, regardless of whether any request actually results in a permitted assignment, sublease or other transfer.

22. Parking. Any parking charges, surcharges or any other cost hereafter levied or assessed by local, state or federal governmental agencies in connection with the use of the parking facilities serving the Premises, including, without limitation, any parking surcharge imposed by or under the authority of the Federal Environmental Protection Agency, shall be included in Operating Expenses as defined in Paragraph 3, above. Should Landlord require that Tenant issue parking permits to its individual employees or develop any form of traffic parking management plan, Tenant agrees to fully and promptly cooperate with Landlord. Tenant further acknowledges that the parking garage is designed for a specific number of cars i.e.: 229 and Tenant agrees that it shall not park more than that number of cars in the parking garage at any one given time.

23. Landlord Loan or Sale. Tenant agrees, promptly following request by Landlord, to execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or, if there are any such uncured defaults, stating the nature of any such default[s]); and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord, to be secured by deed of trust or mortgage covering the Premises, or a purchaser of the Complex or the Premises from Landlord. Tenant's failure to deliver an estoppel certificate within ten (10) business days following such request shall constitute a default under this Lease and shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance. In addition, if requested by Landlord, Tenant shall deliver to any prospective lender or purchaser of the Property and/or the Complex, audited financial statements of Tenant covering the two (2) fiscal years immediately preceding the request, certified by an independent certified public accountant (or, if such statements are not normally prepared, audited and certified by an independent public accountant, then certified by the chief financial officer or a principal of Tenant).

24. Surrender of Lease. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger nor relieve Tenant of any of Tenant's obligations under this Lease, and shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

25. Attorneys' Fees. If, for any reason, any action or other proceeding is initiated between Landlord and Tenant, the prevailing party shall be entitled to legal costs, expert witnesses expenses, reasonable attorneys' fees and costs as fixed by the court.

26. Notices. All notices to be given to either party shall be given in writing, personally or by depositing the same in the United States mail, postage prepaid, or by commercial overnight courier, and addressed to Tenant at the said Premises, whether or not Tenant has departed from, abandoned or vacated the Premises, as well as to the address set forth below, or to such other address as Tenant may specify by notice given in accordance with the provisions of this Paragraph 26. Any notice to be given to Landlord shall be addressed to Landlord at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:

       Landlord:     DLC REDWOOD CITY
                     c/o Dewey Land Company, Inc.
                     999 Baker Way, Suite 300
                     San Mateo, CA 94404
                     (650) 571-1010 Fax (650) 571-1019

                     Before Commencement:                  After Commencement:

       Tenant:       NIKU, Inc.                            At the Premises
                     305 Main Street
                     Redwood City, CA 94063
                     (650)298-4600 Fax (650)298-4601
                     Attn: General Counsel and Chief Financial
                           Officer

27. Waiver. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

28. Holding Over. Any holding over by Tenant after the expiration of the Term of this Lease or any extension hereof, with the consent of Landlord, shall be construed to be a tenancy from month-to-month, at a Basic Rent of two hundred percent (200%) of the monthly Basic Rent in effect during the last month of the Lease term, or any extension thereof, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

29. Covenants, Conditions and Restrictions. The parties by this reference incorporate herein as if set out in full, all Covenants, Conditions and Restrictions ("CC&R's") pertaining to the Complex which may exist in the future. As a condition to this Lease, Tenant agrees to abide by all of said CC&R's. Moreover, such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the Complex and/or Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations.

30. Limitation on Landlord's Liability. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, any such judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Premises, or in the Complex, and out of Rent or other income from such real property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Premises in the Complex. Neither Landlord nor any of the members or partners comprising the company or partnership or officers of the company designated as Landlord (or its general partner) shall be personally liable for any deficiency.

31. Sale or Transfer of Premises. If Landlord sells or transfers all or any portion of the Premises, or the Complex, then Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord agrees to transfer the security deposit or prepaid Rent to Landlord's successor, other than any portion of the security deposit applied or retained to compensate Landlord for any loss or damage which Landlord may have suffered as a result of an Event of Default, and thereupon Landlord shall be discharged from any further liability in reference thereto.

32. Landlord's Right to Perform. All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant, at Tenant's sole cost and expense, and without any reduction of Rent. If Tenant fails to pay any sum of money required to be paid by it hereunder or fails to perform or observe any other term hereunder on its part to be performed or observed, then Landlord may, at its option, without waiving or releasing Tenant from any obligation of Tenant hereunder, make any such payment, or perform or observe any such other term or act on Tenant's part to be performed or observed. All sums so paid by Landlord and all reasonably necessary costs of such performance or observation by Landlord together with interest thereon from the date incurred at the Interest Rate, shall be paid by Tenant to Landlord as Additional Rent, on demand, in which event and as to the same Landlord shall have the same rights and remedies against Tenant as in the case of nonpayment of Rent hereunder.

33. Landlord's Right of Entry. With reasonable telephone notice (except in the case of emergency), Landlord (and/or its representatives) shall have the right, at all reasonable times, to enter the Premises in order to post notices; to improve, or alter the Complex; to inspect or repair the Premises or the Complex; and to erect scaffolding and other necessary structures in or near the Premises (provided the same do not unreasonably impair access to the Premises), or the Complex; and to post "For Sale" signs with respect to the Complex. During the last nine
         (9) months of the then current Term of this Lease, Landlord (and/or its representatives) shall have the right, at all reasonable times, to enter the Premises to place "For Lease" signs on the Premises. Landlord and any purchaser, lessee or encumbrancer may enter the Premises, at all reasonable times, with respect to any existing or prospective sale, lease or encumbrance. Landlord shall also have the right to enter the Premises at any time, without prior notice, in those emergency situations which could involve potential injury to persons or loss of property. All of the above shall be without abatement of Rent and any such entry shall not be construed as a forcible or unlawful entry, or a detainer, or an actual or constructive eviction of Tenant from the Premises.

34. Signs. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises, or any exterior windows of the Premises, or any interior windows visible from common areas of the Complex, without the prior written consent of Landlord (which consent may be granted in Landlord's absolute discretion) and Landlord shall have the right to remove the same without notice to and at the expense of Tenant. NIKU, Inc. may install its name on the exterior of the Building, in one location, facing Highway 101 Size, color and exact location of said sign shall be mutually agreed upon by Landlord and Tenant, and be subject to City of Redwood City approval. Tenant shall be permitted to install its name on the main building directory and its suite. Tenant may allocate the Basic Allowance toward this cost for signage. At Landlord's option, upon expiration or other sooner termination of this Lease, Tenant shall, at Tenant's sole cost, remove all Tenant signage, repair all damage caused thereby and restore the appearance of the Premises and the Building to its condition prior to the placement of said signs. All approved signs (or lettering on outside doors) shall be done at the expense of Tenant by a person selected by Landlord.

35. Exercise Facility. By its execution of this Lease, Tenant acknowledges that it is aware that the Complex may contain an exercise facility in Landlord's sole election. Tenant and its employees over the age of eighteen (18) years may reasonably use the exercise facility and its equipment in accordance with the rules therefor established by Landlord; provided, however, that no person shall use the exercise facility or its equipment unless he/she has signed a waiver and release in the form attached hereto as Exhibit E and made a part hereof, and the original of such executed waiver and release has been delivered to Landlord. In consideration for the right to use the exercise facility, Tenant agrees to faithfully enforce the provision of this Paragraph 35, and to indemnify, defend and hold Landlord harmless from any claims or damages, including reasonable attorneys' fees, incurred as a result of the use of the exercise facility and its equipment including but not limited to any personal injury, pursuant to this Paragraph 35. Use of the exercise facility in violation of the provisions of this Paragraph 35 or any other unauthorized use of the exercise facility shall constitute a material breach of this Lease. The cost of operation of the exercise facility (including rent at the same per square foot rental rate as being paid by Tenant on area of the exercise facility) shall be included in the Operating Expenses described in Paragraph 3 above.

36. Force Majeure. Subject to the provisions of Paragraphs 15 and 16 of this Lease, neither Landlord nor Tenant shall be deemed in default of their respective obligations under this Lease if performance thereof is delayed or becomes impossible because the fault or neglect of the other party, or because of acts of God, war (whether declared or undeclared), earthquake, fire, acts of public agencies, embargoes, rainy, stormy or other adverse weather, riot, civil commotion, insurrection, blockade, inability to obtain materials, supplies or fuels, acts and delays of subcontractors or contractors, and such other contingencies beyond the control of the performing party. Upon such an event, the time for performance shall be reasonably extended, but in no event shall such extension be longer than sixty (60) days beyond the original date for performance, in which case the party to whom the obligation is owed may terminate this Lease without penalty by giving notice to the other party. This Paragraph 36 shall not be applicable to the payment of Rent or other monetary sums under this Lease.

37. Quiet Enjoyment. Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises from and against the claims of all persons.

38.      Miscellaneous.

         A. Time is of the essence of this Lease, and each and all of its provisions.

         B. The term "Complex" shall mean the Complex in which the Premises are situated.

         C.       The term "assign" shall include the term "transfer".

         D. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

         E. The headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

         F. Landlord has made no representation(s) whatsoever to Tenant (express or implied) except as may be expressly stated in writing in this Lease.

         G. This instrument contains all of the agreements and conditions between the parties hereto with respect to the Premises, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in interest.

         H. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

         I. The covenants and conditions herein contained shall, subject to the provisions of Paragraph 21, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto.

         J. This Lease has been negotiated jointly by the parties hereto, and the language hereof shall not be construed for or against either party.

         K. All exhibits to which reference is made in this Lease are deemed incorporated into this Lease, whether or not actually attached.

         L. All provisions of this Lease, whether covenants or conditions, applicable to Tenant shall be deemed to be both covenants and conditions.

         M. This Lease shall in all respects be governed by, and construed and enforced in accordance with the laws of the State of California.

         N. As used in this Lease, the term "Effective Date" shall mean the latest date set forth below.

         O. Tenant and Landlord hereby warrant to the other that each individual executing this Lease has been duly authorized to execute and deliver the Lease by all necessary entity action and that this Lease is the valid and binding obligation of Tenant and Landlord. Tenant and Landlord warrant to the other that it is qualified to do business in and to be in good standing in the State of California.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the date first above written.

        LANDLORD                                     TENANT

        DLC REDWOOD CITY                             NIKU Inc
        a California limited partnership             a Delaware corporation

        By 350 Associates LLC                        By: /s/ MARK NELSON
        a California limited liability company          ------------------------
        its General Partner                          Its: CFO
                                                         -----------------------

                                                     Date: 3/29/00
                                                          ----------------------
        By: /s/ RICHARD R. DEWEY, JR.
           ---------------------------
        Richard R. Dewey, Jr.
        Manager
        Date  3/29/0200
            --------------------------

                                    ADDENDUM


TO THAT CERTAIN LEASE DATED March 28, 2000, BY AND BETWEEN DLC REDWOOD CITY, A CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD") AND NIKU, INC, A DELAWARE CORPORATION ("TENANT").


39. Option to Extend. Tenant shall have the option to renew the Term of this Lease for one (1) additional ten (10) year term (the "Extended Term"). The Basic Rent for the Extended Term shall be Fair Market Rent including annual increases provided in Section 3B of this Lease as reflected in the determination of Fair Market Rent as provided herein. Fair Market Rent shall be defined to be rent for first class well maintained mid-rise office projects located proximate to the Palo Alto, Menlo Park, Redwood City, Redwood Shores, San Mateo, Foster City marketplace and that have on-building freeway visible signage, including the most recent comparable leases Landlord has consummated with other tenants at the Complex. Should Landlord and Tenant be unable to agree upon the Fair Market Rent within twenty-one (21) days of Landlord's timely receipt of Tenant's written notice as required herein, then Tenant may elect to either (i) revoke its written notice and have the lease expire at the end of the Term as provided in this Lease or (ii) notify Landlord within five (5) days that it elects to set the Fair Market Rent by appraisal. Tenant's failure to so timely notify Landlord as provided above shall be deemed to be Tenant's election to have the Lease expire at the end of the Term.

         Following such election to set the Fair Market Rent by appraisal, each party, within fifteen (15) days at its cost and by giving notice to the other party, shall appoint a licensed real estate appraiser (MAI) with at least five (5) years' full-time commercial appraisal experience in the area in which the Premises are located to determine the Fair Market Rental as specified above. If a party does not appoint an appraiser within fifteen (15) days, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Rent for the extended Term. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Fair Market Rent for the extended term. If they are unable to agree within twenty (20) days after the second appraiser has been appointed, they shall select a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the Fair Market Rent. The cost of said third appraiser shall be borne equally by Landlord and Tenant.

         Within ten (10) days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Rent for the Extended Term. If a majority of the appraisers are unable to set the Fair Market Rent within the stipulated period of time, then the two
         (2) closest appraisals shall be added together and their total divided by two (2); and shall be the initial Basic Rent for the Premises for the first twelve (12) months of the Extended Term subject to CPI adjustments as set forth in the Lease. In no event shall Fair Market Rent be less than the Basic Rent paid in the last month of the primary Term of the Lease as increased by the CPI. Said Basic Rent as set by the appraisers shall be binding upon the parties hereto and the Lease shall remain in effect through the Extended Term. Tenant shall have no other right to extend the Lease beyond the Extended Term herein granted.

         Tenant shall thereafter notify Landlord of its desire to exercise such option within a minimum of nine (9) months and a maximum of twelve (12) months prior to the expiration date of the primary lease Term. This option shall be void, at Landlord's option, if Tenant has been chronically delinquent as defined in Section 13# of this Lease, or is in default at the time of exercise or at any time subsequent to Tenant giving timely notice up to commencement of the Extended Term. This option is personal to Tenant and may not be assigned or transferred without Landlord's expressed

ADDENDUM
NIKU, INC.
PAGE 2



written consent which may be withheld in Landlord's sole and absolute discretion. TIME IS OF THE ESSENCE.

Except for adjustments to the Basic Rent, the Extended Term shall be on the same terms and conditions as the primary Term of the Lease. OPT shall continue to be chargeable to Tenant during the Extended Term.


     AGREED AND ACCEPTED:                                   AGREED AND ACCEPTED:


     LANDLORD                                               TENANT


     DLC REDWOOD CITY                                       NIKU, INC.
     a California limited partnership                       a Delaware corporation

     By 350 Associates LLC
     a limited liability company
     its General Partner

     By: /s/ RICHARD R. DEWEY, JR. Date: 3/29/2000          By: /s/ MARK NELSON Date: 3/29/00
        ------------------------------------------             -------------------------------
             Richard R. Dewey, Jr.                                  Mark Nelson

     Its: Manager                                           Its:    CFO
         -----------------------------                          ------------------------

                                    EXHIBIT A



Description of Premises, including description of Real Property on which the Premises are located:

PARCEL ONE:

Parcel 3, as shown on Parcel Map 78-7, being a resubdivision f Parcel "A" shown on the Parcel Map 69-recorded in Book 7 of Parcel Maps, Page 28, City of Redwood City, San Mateo County, California, and recorded on October 4, 1978 in Book 44 of Parcel Maps, Page 5.

PARCEL TWO:

Parcel 4, as shown on Parcel Map No. 78-7, being a resubdivision of Parcel "A" shown on Parcel Map 69-1 recorded in Book 7 of Parcel Maps, Page 28, City of Redwood City, San Mateo County, California, and recorded on October 4, 1978 in Book 44 of Parcel Maps, Page 5, Series No. 23141-AN.

 APN:   052-383-320
        052-383-330

                       DESCRIPTION OF 350 CONVENTION WAY

                       DESCRIPTION OF 350 CONVENTION WAY

                       DESCRIPTION OF 350 CONVENTION WAY

                                    EXHIBIT B


                                     (DATE)





NIKU, INC.
350 Convention Way
Redwood City, CA 94063


Re: Commencement Date under Lease dated March 28, 2000 Between DLC Redwood City a California limited partnership, ("Landlord") NIKU, Inc., a Delaware corporation (hereinafter called "Tenant").


Dear                         :
    -------------------------

         Pursuant to Paragraph 2 of the above-mentioned Lease, you are hereby informed of the following:

         Commencement Date of the Term of the Lease:

         Expiration Date of the Term of the Lease:

                               Very truly yours,

                               DLC Redwood City
                               a California limited partnership

                               By 350 Associates LLC
                               a California limited liability Company
                               its General Partner.



                               Richard R. Dewey, Jr.
                               Manager

                               RRD/ms

                                    EXHIBIT C


Improvements

Landlord shall provide a Tenant Improvement allowance of Thirty and No/100ths Dollars ($30.00) per usable square foot (usable square footage shall be the rentable building areas less the first floor lobby and elevator core, restrooms, utility/janitor rooms, shafts/stairwells as determined by Landlord's Architect) ("Base Allowance") for construction of tenant improvements in accordance with the Final Plans prepared under Paragraph 6 of the Lease. Said Improvements shall include the Building standards including, but limited to, full height solid core doors in finish selected by Landlord; upgraded light fixtures; "2nd look" t-bar ceiling grid/tile; semi-recessed fire sprinklers at t-bar ceiling and fully recessed sprinklers at sheetrock ceiling; side lights next to interior doors, smooth (Level 5) walls and ceilings; white electrical outlets/switches; Kitchen appliances (refrigerator, dishwasher, garbage disposal etc.) and sinks on all floors; and the like. It is understood that Landlord's general contractor will complete all Improvements done at the Premises. Landlord shall provide Tenant with its written estimate of the cost of the Improvements (construction costs, city fees, design fees, architectural/structural fees, etc.) plus a contingency of five percent (5%). Should the estimated cost of the Improvements exceed the Base Allowance, then, within ten (10) days from receipt of Landlord's written estimate, Tenant shall deposit such estimated amount in excess of the Base Allowance with Landlord. Tenant's failure to so timely forward said excess amount shall be deemed a default under the Lease as well as a delay in Substantial Completion caused by Tenant. During construction, any additional costs in excess of the Base Allowance and funds deposited with Landlord, shall be paid by Tenant to Landlord within ten (10) days of Tenant's receipt of Landlord's invoice. Tenant's failure to timely pay as required herein shall be a default under the Lease as well as a delay as caused by Tenant. At the end of the construction of the Improvements, Landlord shall provide Tenant with a summary of the actual costs of the Improvements. Should the actual cost of the Improvements be less than the amount so paid by Tenant in excess of the Base Allowance, Landlord shall refund the difference to Tenant within ten (10) days. Should the actual cost of the Improvements be in excess of the Base Allowance plus the cost so paid by Tenant, Tenant shall pay this difference (i.e. actual cost of the Improvements less Base Allowance, less amount paid by Tenant) to Landlord within ten (10) days of receipt of written invoice.

The Base Allowance provided to Tenant is in addition to work provided in the base Complex shell at Landlord's cost, included in the base Complex shell provided at Landlord's sole cost are:

On-site improvements; Parking Garage; Building structure; elevators (finished), main building (finished) restroom core on each floor (finished); elevator lobby is fully finished on first floor; main HVAC unit set on roof with main vertical duct shaft (horizontal distribution, zoning, energy management systems and all controls are part of the Tenant Improvements); main electrical service to main, electrical room (Distribution on the respective floor is part of the Tenant Improvements); and fire sprinkler main vertical riser (horizontal branches, distribution and drops are part of the Tenant Improvements); all power and telephone service will be described in detail on or before June 1, 2000 by Tenant.

Landlord agrees to do the following (or cause the following to be done by the general contractor): (i) Place order for steel by June 30, 2000; (ii) Place order to GFRC/Curtain Wall by June 30, 2000; (iii) Commence Indicator piles by May 31, 2000. (iv) Commence installation of piles by July 31, 2000. Should Landlord not so timely commence or order, as the case may be, on or before thirty (30) days, following the above respected date, Tenant may notify Landlord in writing of this delay. Landlord then shall have thirty (30) days to commence the work or place the order, as the case may be. Should Landlord fail to do so, Tenant, by giving Landlord fifteen (15) days written notice, may terminate the Lease.

                                   EXHIBIT "D"

                      STANDARDS FOR UTILITIES AND SERVICES



The following Standards for Utilities and Services shall apply to the Complex. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto at any time as Landlord, in its sole discretion, deems advisable.

A. On the Commencement Date through the date the Lease terminates, during usual business hours (and at other times for a reasonable additional charge to be fixed by Landlord), Landlord shall ventilate the Premises and furnish air-conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air-conditioning system achieves maximum cooling when the window coverings are closed, Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air-conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Complex air-conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Complex or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

B. The Landlord shall furnish to the Premises during the usual business hours, electric current as required by the Complex's standard office lighting and fractional horsepower office lighting and fractional horsepower office business machines in the amount of approximately four
         (4) watts per square foot. The Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond usual business hours, to reimburse Landlord monthly on the date Basic Rent is due for the measured consumption at the terms, classifications and rates charged similar consumers by said public utility serving the neighborhood in which the Complex is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer, selected by Landlord and approved by Tenant. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the prior written consent of Landlord. Should Tenant use the same to excess, Tenant shall pay to Landlord, upon demand, the amount established by Landlord for such excess usage. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Complex or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

C. Water will be available in public areas for drinking and lavatory purposes only, but if, in Landlord's sole determination, Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, Landlord may install a water meter at Tenant's expense and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord, upon demand, for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. If Tenant is in default of its obligations to keep the meter and equipment in good repair, then Landlord, in addition to all other remedies for breach in this Lease and at law, may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may, in addition to all other remedies for breach in this Lease and at law, pay such charges and collect the same from Tenant.

D. The Landlord shall provide janitorial services on the Premises, provided the same are used exclusively as offices and are kept reasonably in order by Tenant. Tenant shall pay to Landlord, upon demand, the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices, as well as any costs of excess rubbish removal due to move-in, new equipment etc.

Exhibit "D"
Page 2




E. "Holidays" for purposes of this Lease, shall be defined as holidays observed by the United States Post Office. "Usual business hours" for purposes of this Lease, are from 8:00 a.m. until 6:00 p.m.; Monday through Friday, except holidays.

F. Tenant may operate its business at hours other than usual business hours provided that Tenant acknowledges that it shall pay the cost of operation of HVAC and electricity for power and lighting on a monthly basis as invoiced by Landlord and payable by Tenant to Landlord within fifteen (15) days of invoice for Landlord to Tenant.

Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air-conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord's obligations to provide utilities and services hereunder shall also be subject to and limited by the Force Majeure provisions of the Lease. Any failure to supply utilities or services, whether caused by a Force Majeure described in the Lease or by reason of accident, emergency, repair, alteration or improvement, shall not be construed as an eviction of Tenant, whether actual or constructive, and shall not cause an abatement of Rent, either in whole or in part.

Landlord shall have no obligation whatsoever to supply utilities and services to the Premises if Tenant is in default of any term, covenant, or condition of this Lease.

Any costs or expenses incurred by Landlord with respect to Tenant's default hereunder as well as all payments to be made by Tenant to Landlord pursuant to the above provisions, as stated herein or as may be later modified, shall be deemed to be Additional Rent under the Lease and Landlord shall have all its rights and remedies under the Lease and at law with respect to the same including but not limited to the right to late fees and interest upon default.

The cost for operating the HVAC at times other than usual business hours is forty and No/100ths Dollars ($40.00) per hour. This cost shall be adjusted to reflect increases in the Index as provided in Paragraph 3B of the Lease. The cost for operating the lighting systems at times other than usable business hours is twelve and No/100ths Dollars ($12.00) per hour. This cost shall be adjusted to reflect increases in the Index as provided in Paragraph 3B of the Lease. The foregoing charges and limitations on use shall not be applicable to Tenant so long as Tenant is leasing 100% of the Building and is therefore responsible for 100% of the utility and repair/replacement costs and expenses.

                                   EXHIBIT "E"

                               WAIVER AND RELEASE


         In consideration for being authorized to use the Exercise Facility, I, the undersigned, for myself, my heirs, executors, administrators and assigns waive and release all rights and claims for damages for death, personal injury or loss of property which I may have as a result of my utilization of the Exercise Facility arid its equipment located at_________________.

         I, the undersigned, for myself, my heirs, executors, administrators and assigns release and forever discharge the Complex owners, lessees of the Complex, and management of the Complex and their respective agents, members, directors, partners, officers, employees and representative from any and all liability, losses, claims, and damages arising out of or connected in any way with my use of the Exercise Facility. I understand that exercise entails risk of personal injury and my participation is voluntary and done entirely at my own risk. I attest that I have no medical condition which would increase the usual risks of physical exercise.

         I have read and fully understand everything written above.

Dated:
      ---------------------

Signature:
          -----------------

Printed Name:
             --------------

                                   EXHIBIT "F"
                                 LEASE GUARANTEE

WHEREAS, NIKU, INC., A DELAWARE CORPORATION, (the "Tenant"), has entered into a lease agreement dated March 28, 2000 as Tenant, with DLC Redwood City, a California limited partnership ("Landlord'), concerning real property commonly known as 350 Convention Way, Redwood City, California (the "Lease"); and

         WHEREAS, the undersigned Guarantor is willing to execute and deliver this Lease Guarantee for the express and intended purpose of inducing Landlord to enter into the Lease.

         NOW, THEREFORE, the Guarantor, in order to induce Landlord to enter into the Lease with Tenant, does hereby absolutely and unconditionally guarantee to Landlord the full and prompt payment of all amounts which Tenant, or any sublessee or assignee of the Lease (collectively, "Obligors"), may at any time owe under the Lease, any extensions, renewals or modifications thereof, and further guarantees to Landlord and shall be liable to Landlord for the full, prompt and faithful performance of the Obligors of each and all of the covenants, terms, and conditions of the Lease, or any extensions, modifications or renewals thereof, to be hereafter performed and kept by the lessee of the Lease, or any Obligor.

         The Guarantor's obligations hereunder are independent of the obligations of the Obligors, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against the Obligors or whether or not the Obligors be joined in any such action or actions. Landlord's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations, the payment and performance of which are hereby guaranteed, have been paid and fully performed.

         The Guarantor authorizes Landlord, without notice or demand and without affecting the liability of Guarantor hereunder, from time to time to (a) consent to any extensions, accelerations or other changes in the time for any payment provided for in the Lease, or consent to any other alteration of any covenant, term or condition of the Lease in any respect so long as Tenant consents thereto, and to consent to any assignment, subletting or reassignment of the Lease; (b) take and hold security for any payment provided for in the Lease or for the performance of any covenant, term or condition of the Lease, or exchange, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof as Landlord in its discretion may determine. Landlord may, without notice, assign this Guarantee to any party who assumes the obligations of lessor under the Lease. Notwithstanding any termination, renewal, extension or holding over of the Lease, this Guarantee shall continue until all of the covenants, terms and conditions on the part of the Obligors to be performed have been fully and completely performed by the Obligors, and the Guarantor shall not be released of any obligation or liability hereunder so long as there is any claim against the Obligors arising out of the Lease that has not been settled or discharged in full.

Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies including but not limited to: (a) any right to require Landlord to proceed against any Obligor or any other person or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord's power before proceeding against Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of any obligation or indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (d) demand, protest and notice of any kind, including but not limited to notice of the existence, creation or incurring of any new or additional obligation or of any action or non-action on the part of Landlord, any Obligor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation hereby guaranteed; (e) any defense based upon an election of remedies by Landlord, which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant and/or the Obligors for reimbursement or both; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more 'burdensome than that of the principal; (g) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about

Tenant, regardless of whether Landlord has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of Tenant and of all circumstances bearing on the risk of non-performance of any obligation of the lessee under the Lease; (h) any defense arising because of Landlord's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111
(b)(2) of the federal Bankruptcy Code; (i) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code, and (j) any defense based on the assumption or rejection of the Lease by any Obligor or any bankruptcy trustee under Section 365(a) of the federal Bankruptcy Code. Without limiting the generality of the foregoing or any other provision hereof, Guarantor hereby expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809 through 2856, 2899 and 3433.

         The Guarantor shall have no right of subrogation and waiver, any right to proceed against any Obligor for reimbursement, as well as any right to enforce any remedy which Landlord now has or may hereafter have against any Obligor, and waives any benefit of, and any right to participate in any security now or hereafter held by Landlord.

         The Guarantor waives all demands upon and notices to Guarantor or to any Obligor, including demands for performance, notices of non-performance, notices of non-payment and notice of acceptance of this Guarantee.

         Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Landlord in the enforcement of this Guarantee.

         No right or power of Landlord shall be deemed to have been waived by any act or conduct on the part of Landlord, or by any neglect to exercise such right or power, or by any delay in so doing; and every right and power of Landlord shall continue in full force and effect until such right or power is specifically waived by an instrument in writing executed by Landlord.

         This Guarantee shall bind the Guarantor, its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.

         This Guarantee and each and every term and provision thereof shall be construed in accordance with the laws of the State of California.

         In the event any dispute arises regarding the enforcement or construction of the terms or provisions of this Guarantee, the prevailing party in such dispute shall be entitled to recover, in addition to any damages suffered, reasonable attorneys' fees incurred as a result thereof.

         If any provision or portion thereof of this Guarantee is declared unenforceable by a court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

         IN WITNESS WHEREOF, Guarantor has executed this instrument on this day___ of _________.


                                   "GUARANTOR"

                                   -------------------------------